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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 12, 2003


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


             Michigan                           0-452                      38-1093240
 (State or other jurisdiction of        (Commission File No.)            (IRS Employer
          incorporation)                                              Identification No.)

               100 East Patterson Street, Tecumseh, Michigan 49286 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411




          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(i) As previously reported in a Form 8-K filed April 17, 2003 and an amendment thereto on Form 8-K/A filed April 22, 2003, on April 11, 2003, Tecumseh Products Company ("Tecumseh" or "Registrant") dismissed Ciulla, Smith & Dale, LLP ("CS&D") as Tecumseh's independent accountant to audit the Registrant's books for the year ended December 31, 2003. Also as previously reported, CS&D was to continue in its role as Tecumseh's independent accountant through the completion of its normal quarterly review of the Registrant's first quarter 2003 financial statements. That quarterly review was completed, and on May 12, 2003, the Registrant filed its Quarterly Report on Form 10-Q containing its first quarter 2003 financial statements (the "First Quarter 10-Q"). Accordingly, effective with the filing of the First Quarter 10-Q, CS&D ceased to have any role as Tecumseh's independent accountant.

(ii) The audit reports issued by CS&D on the consolidated financial statements of Tecumseh as of and for each of the two years ended December 31, 2001 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change Tecumseh's independent accountant was approved by the Audit Committee of the Board of Directors.

(iv) For the years ended December 31, 2001 and 2002, and during the subsequent interim period preceding the filing the First Quarter 10-Q, there were no disagreements with CS&D on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CS&D would have caused CS&D to make reference to the subject matter of the disagreement in connection with its reports.

(v) During the periods listed in item (iv) above, there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

(vi) Tecumseh has provided a copy of the above disclosure to CS&D. Attached hereto as Exhibit 16.1 is a copy of CS&D's letter addressed to the Commission dated May 16, 2003, stating its agreement with the above statements.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

               Exhibit No.                              Description
               -----------                              -----------

                   16.1                     Letter from Ciulla, Smith & Dale,
                                            LLP dated May 16, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          TECUMSEH PRODUCTS COMPANY


Date: May 16, 2003                        By:  /s/ DAVID W. KAY
                                             -----------------------------------
                                             David W. Kay
                                             Vice President, Treasurer and Chief
                                             Financial Officer



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                                  EXHIBIT INDEX


  Exhibit No.                              Description
  -----------                              -----------


      16.1                     Letter from Ciulla, Smith & Dale, LLP dated
                               May 16, 2003